UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to section 13 or 15(d) of the Securities Act of 1934

                         Date of Report August 15, 2002


                            Commission File No. 0-3026


                                 PARADISE, INC.

                            INCORPORATED IN FLORIDA
                 I.R.S. EMPLOYER IDENTIFICATION NO. 59-1007583

                    1200 DR. MARTIN LUTHER KING, JR. BLVD.,
                           PLANT CITY, FLORIDA  33566

                                (813) 752-1155
























Item 9. Regulation FD Disclosure
--------------------------------

The certification of the CEO and CFO required for the quarterly report of Paradise, Inc. on Form 10-QSB for the period ending June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, has been furnished to the Securities and Exchange Commission.








                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                  PARADISE, INC.
                  A Florida Corporation


              By: /s/ Melvin S. Gordon            Date:  August 15, 2002
                  -----------------------------
                  Melvin S. Gordon, CEO


              By: /s/ Jack M. Laskowitz           Date:  August 15, 2002
                  --------------------------------
                  Jack M. Laskowitz, CFO, Treasurer